CREDIT LINE AGREEMENT

This Credit Line Agreement (this "Agreement") is made as of this January 25, 2003 by and between m-Wise Inc., a Delaware corporation, ("m-Wise") and Miretzky Holdings Limited, an Isle of Man corporation ("Miretzky").

WHEREAS m-Wise desires that Miretzky extend to m-Wise a certain credit line in consideration for the issuance of certain securities of m-Wise to Miretzky; and

WHEREAS Miretzky agrees to extend such credit line to m-Wise in consideration for such issuance of securities to Miretzky;

NOW THEREFORE it is agreed as follows:

1. CREDIT LINE. Subject to the terms and conditions set forth in this Agreement, commencing on the date hereof and until the date on which this Agreement is terminated pursuant to Section 5 hereunder, Miretzky agrees to extend to m-Wise a credit line of up to Three Hundred Thousand US Dollars ($300,000) (the "CREDIT LINE"). The Credit Line will be used mainly to secure m-Wise debts to service providers, employees, government institutes and other suppliers, and Miretzky undertakes to represent, upon request of such parties, its commitment to repay those debts in the event that m-Wise defaults.

2. CONSIDERATION. In consideration for the grant of the Credit Line by Miretzky to m-Wise, m-Wise shall issue and allot to Miretzky 6,315,258 shares of its Series C Preferred Stock (the "SHARES"), having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation in the form attached hereto as EXHIBIT A (the "RESTATED CERTIFICATE"). m-Wise shall, promptly after the execution hereof adopt and file the Restated Certificate with the Secretary of State of Delaware and shall complete the aforementioned issuance of shares promptly thereafter.

3. ANCILLARY AGREEMENTS. At the Closing, m-Wise and Miretzky shall execute the joinder to the Investors' Rights Agreement and Stockholders' Agreement in the form attached hereto as EXHIBIT B. The Investors' Rights Agreement and Stockholders' Agreement shall be referred to hereinafter as the "Ancillary Agreements".

4. REPRESENTATIONS OF MIRETZKY. Miretzky hereby represents, warrants and covenants to the Company that: (a) Miretzky has full power and authority to enter into this Agreement and the Ancillary Agreements, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms; (b) The Series C Preferred Stock to be issued to Miretzky hereunder and the Common Stock issuable upon conversion thereof (collectively, the "SECURITIES") will be acquired for Miretzky's own account; and (c) Miretzky acknowledges that it is able to fend for itself and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of entering this Agreement.

5. TERM OF CREDIT LINE. The Credit Line will be provided as set forth in Section 1 above from the date hereof until m-Wise's board of directors will notify Miretzky that the Credit Line is no longer required.

6. ASSIGNMENT. Miretzky may assign or transfer this Agreement and/or the Shares, or any rights or obligations herein or therein, to any other entity or person, without the approval or consent of m-Wise. m-Wise shall not assign or transfer any of its rights or obligations hereunder without the prior written approval of Miretzky.

7. NOTICES. Any notice or demand upon any party hereto shall be deemed to have been sufficiently given or served for all purposes hereof: (i) when delivered in person, (ii) one business day thereafter if by nationally recognized overnight courier with receipt requested, or (iii) two business days thereafter if mailed certified mail postage prepaid, return receipt requested.

8. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or any other agreement, document, or guarantee related hereto shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other agreement, document, or guarantee.

9. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the repayment of the Applicable Debts by the Investors, and supersedes any other understandings between the parties in such respect prior to the date hereof.

10. GOVERNING LAW; DISPUTES. This Agreement, together with all of the rights and obligations of the parties hereto, shall be construed, governed and enforced in accordance with the laws of the State of Israel without regard to conflicts of laws principles. Any dispute in connection with this Agreement shall be exclusively resolved in the competent court of Tel Aviv-Jaffa.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

M-WISE INC.

Name:   /S/ SHAY BEN-ASULIN
        -------------------

By:     Shay Ben-Asulin
        -------------------

Title:  President
        -------------------


MIRETZKY HOLDINGS LIMITED

Name:   /S/ MARK QUIRK
        -------------------

By:     Mark Quirk
        -------------------

Title:  President
        -------------------

                                    EXHIBIT B

                      JOINDER TO INVESTORS RIGHTS AGREEMENT

                           AND STOCKHOLDERS AGREEMENT


                  This Joinder to Investors Rights Agreement and Stockholders Agreement is made as of the 25th day of January, 2003 by and among m-Wise, Inc., a Delaware corporation (the "Company"), Miretzky Holdings Ltd. ("Miretzky"), Proton Marketing Associates, LLC, Putchkon.com, LLC and Inter-Content Development for the Internet Ltd. (the "Major Stockholders").

                  WHEREAS, the Company and certain of its stockholders have entered into a certain Investors' Rights Agreement dated as of 11th January 2001 (the "Investors' Rights Agreement") and a certain Stockholders Agreement dated as of 9th January 2001 (the "Stockholders Rights Agreement");

                  WHEREAS, Miretzky has been issued certain of the Company's Series C Preferred Stock pursuant to a certain Credit Line Agreement dated as of even date herewith;

                  WHEREAS, the Major Stockholders hold more than 75% of the issued and outstanding capital stock of the Company, and more than 75% of the issued and outstanding Series B Preferred Stock of the Company, and desire that Miretzky be joined as a party to the Investors' Rights Agreement and Stockholders Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                  1. JOINDER OF MIRETZKY. Commencing as of the date of this Amendment, Miretzky shall be a party to the Investors' Rights Agreement and the Stockholders Agreement and shall be deemed to be an "Investor" and shall enjoy all rights granted to the holders of the Company's Preferred B Stock thereunder.

                                                       [JOINDER - MIRETZKY 2003]


IN WITNESS WHEREOF, the parties have executed this Joinder to Investors Rights Agreement and Stockholders Agreement as of the date first above written.


                  m-WISE, INC.


                  By: /S/ SHAY BEN-ASULIN
                     --------------------------------
                  Name: Shay Ben-Asulin
                  Title:


                  PROTON MARKETING ASSOCIATES LLC


                  By:   /S/ MATI BROUDO
                       ------------------------------
                  Name:  Mati Broudo
                  Title: President



                  PUTCHKON.COM LLC


                  By:   /S/ SHAY BEN-ASULIN
                       ------------------------------
                  Name:  Shay Ben-Asulin
                  Title: President



                  INTER-CONTENT DEVELOPMENT FOR THE INTERNET LTD.

                  By:   /S/ KOBI MARENKO
                     ---------------------------------
                  Name:  Kobi Marenko
                  Title: President



                  MIRETZKY HOLDINGS LIMITED



                  By: /S/ MARK QUIRK
                      --------------------------------
                  Name:    Mark Quirk
                  Title:   President